Norwest + Wells Fargo


                  "Creating ... The Premier Financial Services
                       Company in the Western Hemisphere"

                                  June 8, 1998


                           Forward Looking Statements


This presentation contains forward looking statements with respect to the financial conditions, results of operations and businesses of Norwest and Wells Fargo and, assuming the consummation of the merger, a combined Norwest/Wells Fargo including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the merger; (b) the impact on revenues of the merger, and (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected cost savings from the merger cannot be fully realized or realized within this expected timeframe; (2) revenues following the merger are lower than expected; (3) competitive pressure among financial services companies increases significantly; (4) costs or difficulties related to the integration of the businesses of Norwest and Wells Fargo are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either internationally or nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory requirements or changes adversely affect the businesses in which the combined company would be engaged.

The New Company

         o Name                                   Wells Fargo

         o Headquarters
             Corporate                            San Francisco
             Midwest                              Minneapolis
         o Management
              Board of Directors                  50/50 Split
                    Chairman                      Paul Hazen
                 President & CEO                  Dick Kovacevich


Transaction Overview

    o Terms
      o Fixed exchange ratio
        o 10 Norwest Shares for each Wells Fargo share
        o 19.9% option to each party
    o Structure
    o Negotiated Merger of Equals
    o Tax Free Exchange
    o Pooling of Interests

COMBINED COMPANY STATISTICS
DOLLARS IN MILLIONS
============================================================================================================================
                                                                              WELLS
                                                  NORWEST        %            FARGO        %            COMBINED      RANK
                                               -------------  -------      -----------  -------      -------------- --------
MARKET CAPITALIZATION                          $  30,068        49.3%      $    30,980     50.7      $       61,047      4
   (Share Price @ 6/05/98)


BALANCE SHEET (3/31/98)
-----------------------

   Assets                                      $  96,094        50.3%      $    94,820     49.7%     $      190,914      7

   Loans                                          42,162        39.5%           64,504     60.5%            106,666

   Deposits                                       57,833        44.4%           72,316     55.6%            130,149

   Common Equity                                   6,920        35.6%           12,528     64.4%             19,448

   Tangible Common Equity                          5,825        60.8%            3,757     39.2%              9,582


REVENUE (3/31/98 YTD)                          $   1,889        50.4%      $     1,856     49.6%     $        3,745


NET INCOME (3/31/98 YTD)                       $     368        53.9%      $       315     46.1%     $          683


KEY RATIOS (3/31/98)
--------------------

   Return on Assets                                   1.69%                      1.34%                        1.51%      8

   Net Interest Margin                                5.77%                      6.01%                        5.89%      1

   Return on Realized Common Equity                   22.9%                      10.1%                        14.5%     22

   Equity/Assets                                      7.39%                     13.50%                        0.43%      1

Transaction Overview

 o Substantial EPS accretion to all shareholders
 o Synergies                      $650 mm expense reduction
 o Merger costs                   $950 mm
 o Targeted close                 Second Half 1998
 o Due diligence                  Completed
 o Approvals Required             Regulatory
                                  Wells Fargo Shareholders
                                  Norwest Shareholders


                           "A Compelling Partnership"

                              Norwest + Wells Fargo

                                   "Leveraging
                                  Complementary
                                   Strengths"

Leveraging Complementary Strengths

 o Norwest

   o Outstanding sales and service culture
   o Strong revenue generation

 o Wells Fargo

   o Alternative delivery leader
   o Outstanding expense efficiency



The New Wells Fargo

   o Major cross-sell focus
   o Spanning 9 of 10 highest growth states
   o Broader business and product line
   o Leading market share in complementary businesses

The New Wells Fargo

 o #1, 2, or 3 Bank Deposit Share in 73 MSA's
 o #1 Mortgage Originator and Servicer
 o #1 Bank Commercial Real Estate Lender
 o #1 Bank-Owned Insurance Agency
 o #1 Agricultural Bank
 o #2 Small Business Lender
 o #4 Bank Mutual Fund Manager
 o #4 Middle Market Lender
 o #1 Internet Bank
 o Premier Consumer Finance Company



Complementary Retail Banking


   Wells Fargo Focus                       Norwest Focus
--------------------------------------------------------------------------------
o  Western                              o  Midwest, Rocky Mountains, Southwest
--------------------------------------------------------------------------------
o  Larger, higher density markets       o  Smaller, lower density markets
--------------------------------------------------------------------------------
o  Optimized branch/in-store            o  High performance, community bank
   configuration                           "store-based" distribution
--------------------------------------------------------------------------------
o  Leadership in alternative            o  Superior sales culture and customer
   delivery systems                        customer service focused on
                                           cross-sell
--------------------------------------------------------------------------------

Flexibility to Change

o Each has superior yet distinct approaches to delivering community banking services

o Both methods will be employed depending on each market's characteristics

o Result: diverse distribution capabilities to service the broadest range of customers and markets





                Premier Banking Franchise in the West and Midwest

                                      [Map]

                Premier Banking Franchise in the West and Midwest


                        Pro Forma Combined                                     Pro Forma Combined
-------------------------------------------------------------------------------------------------------
    State      Rank in      Deposits       Market                      Rank in     Deposits    Market
                State                     share(%)                      State                  Share(%)
-------------------------------------------------------------------------------------------------------

California       #2           $54.2          14           South          #1          $2.1        20
                                                         Dakota
-------------------------------------------------------------------------------------------------------
Texas             4           13.8            7         Wisconsin         5          1.9          3
-------------------------------------------------------------------------------------------------------
Minnesota         2           12.6           22         Nebraska          3          1.9          7
-------------------------------------------------------------------------------------------------------
Arizona           3            8.2           23          Indiana          6          1.7          3
-------------------------------------------------------------------------------------------------------
Colorado          1            7.6           19          Montana          1          1.3          16
-------------------------------------------------------------------------------------------------------
Nevada            1            5.0           32           North           2          1.1          12
                                                         Dakota
-------------------------------------------------------------------------------------------------------
Iowa              1            4.1           10           Utah            8          0.5           3
-------------------------------------------------------------------------------------------------------
Oregon            2            3.0           11           Idaho           4          0.5           5
-------------------------------------------------------------------------------------------------------
New Mexico        2            2.4           18          Wyoming          4          0.4           7
-------------------------------------------------------------------------------------------------------
Washington        4            2.2            4         Illinois         69          0.4          --
-------------------------------------------------------------------------------------------------------
                                                          Ohio          193          0.1          --
-------------------------------------------------------------------------------------------------------

($ in billions)
Note: Share and rankings based on June 30, 1997 commercial banking and thrift deposits adjusted for subsequent acquisitions and divestitures.
Source: SNL Securities.


Presence in Growth Markets

 o Combined franchise in 9 of 10 fastest growing states
 o Benefits from projected demographic trends
   o Accelerating population growth in California
     o 25% of projected U.S. population growth
   o Sustained growth in Texas, Mountain, and Western States
     o A further 25% of projected U.S. population growth
 o Leveraging of national mortgage banking and consumer finance presence

                      Strong Presence in Attractive Markets

                                                 Total
                                               Deposits       Pro Forma
--------------------------------------------------------------------------------
Top 15 MSA Markets for Norwest/Wells Fargo       ($bn)      Share    Rank
--------------------------------------------------------------------------------
1    San Francisco                                $19         43%     #1
--------------------------------------------------------------------------------
2    Los Angeles-Long Beach                        9          12       2
--------------------------------------------------------------------------------
3    Minneapolis-St. Paul                          9          26       2
--------------------------------------------------------------------------------
4    Phoenix-Mesa                                  6          24       3
--------------------------------------------------------------------------------
5    Denver                                        5          27       1
--------------------------------------------------------------------------------
6    Oakland                                       4          18       2
--------------------------------------------------------------------------------
7    Houston                                       4          11       3
--------------------------------------------------------------------------------
8    Orange County                                 4          20       2
--------------------------------------------------------------------------------
9    San Jose                                      4          20       2
--------------------------------------------------------------------------------
10   Las Vegas                                     3          30       2
--------------------------------------------------------------------------------
11   San Diego                                     3          21       2
--------------------------------------------------------------------------------
12   Sacramento                                    2          26       2
--------------------------------------------------------------------------------
13   Portland-Vancouver                            2          13       3
--------------------------------------------------------------------------------
14   Riverside-San Bernardino                      2          17       2
--------------------------------------------------------------------------------
15   Des Moines                                    2          30       1
--------------------------------------------------------------------------------
Note: Share and rankings are based on June 30, 1997 commercial banking deposits adjusted for subsequent acquisitions and divestitures.
Source: SNL Securities.

                       Leading Retail Banking Market Share

 MSA Market                        Deposits         Percent of
 Share Rank       # of MSAs         ($ bn)        Total Deposits     Cumulative
--------------------------------------------------------------------------------
      1              19              $33                26%              26%
--------------------------------------------------------------------------------
      2              33               51                41               67
--------------------------------------------------------------------------------
      3              21               16                13               80
--------------------------------------------------------------------------------
    Other            33               11                 9               89

   Non-MSA                            14                11              100
                                      --                --
--------------------------------------------------------------------------------
   Total                            $125               100%

The combined entity will rank among the top three in market share in 73 MSAs comprising 80% of its deposit base.
Note: Share and rankings are based on June 30, 1997 commercial bank deposits adjusted for subsequent acquisitions and divestitures.
Source: SNL Securities.

                        Leadership in Retail Distribution


 o #1 in total stores (5,777)
   o #3 Bank network (2,800 stores)
   o #1 Retail mortgage network (741 stores)
     o Largest mortgage banking originator (1 out of 15 mortgages)
     o Largest mortgage banking servicer (2,000,000 customers)
   o #1 Premier, U.S. Consumer finance company (1,425 stores)
 o #3 ATM network in U.S. (6,500 ATMs)
 o #1 Internet bank for consumers (460,000 customers)
 o #1 Supermarket bank (900 stores)
 o Leader in telephone banking functionality
 o Leading NAFTA bank
   o #1 Mexican border
   o #1 Canadian border



                            Broad Product Capability

                             Consumer/Small Business


Wells Fargo                            Norwest
--------------------------------------------------------------------------------

Auto Leasing                           Auto Lending
Credit Cards                           Credit Cards
Mutual Funds                           Consumer Finance
Private Banking                        Mortgage Banking
Small Business Lending                 Mutual Funds
Trust                                  Private Banking
Brokerage                              Small Business Lending
                                       Student Lending
                                       Insurance
                                       Trust
                                       Brokerage
--------------------------------------------------------------------------------

Market Leadership Positions Spanning Entire Spectrum of Consumer and Wholesale Products.

                            Broad Product Capability

                               Wholesale/Corporate


Wells Fargo                              Norwest
--------------------------------------------------------------------------------
Leasing                                  Leasing
Agricultural Lending                     Agricultural Lending
Capital Markets                          Asset-Based Lending
Commercial Real Estate                   Capital Markets
Corporate Lending                        Commercial Real Estate
Merchant Processing                      Corporate Lending
Private Equity/Venture Capital           Corporate Trust
                                         Merchant Processing
                                         Private Equity/Venture Capital
--------------------------------------------------------------------------------

Market Leadership Positions Spanning Entire Spectrum of Consumer and Wholesale Products.


                            Business Line Leadership


         Lending                              U.S. Rank*
         -------                              ----------
         Commercial Real Estate                   #1
         Agricultural                             #1
         Small Business Loans                     #2
         Middle Market Loans                      #4


* Norwest/Wells Fargo combined

                            Business Line Leadership
($ in Billions)


                                          Wells
                              Norwest     Fargo      Combined     Rank
--------------------------------------------------------------------------------
Mortgage Banking
--------------------------------------------------------------------------------
   Servicing                   $211         --         $211         #1
--------------------------------------------------------------------------------
   Origination                  $55         --          $55         #1
--------------------------------------------------------------------------------
ACH Volume                     $240        $67         $307         #2
--------------------------------------------------------------------------------
Mutual Funds                    $21        $25          $46         #4
--------------------------------------------------------------------------------
Merchant Processing Volume       $4        $19          $23         #6
--------------------------------------------------------------------------------
Credit Card Outstanding          $2         $5           $6         #8
--------------------------------------------------------------------------------



                            Significant Customer Base


                    Norwest      Wells Fargo      Combined
--------------------------------------------------------------------------------
Retail Banking      3mm          6.1mm            9.1mm households
--------------------------------------------------------------------------------
Mortgage            2.1mm        --               2.1mm customers
--------------------------------------------------------------------------------
Consumer Finance    3.2mm        --               3.2mm customers
--------------------------------------------------------------------------------
Small Business      284k         750k             1.0mm customers
--------------------------------------------------------------------------------
Middle Market       10k          13k              23k customers
--------------------------------------------------------------------------------
Large Corporate     1.2k         1.5k             2.7k customers
--------------------------------------------------------------------------------

                       Complementary Expertise: Efficiency


 o  Wells Fargo's 1998 First Quarter cash efficiency ratio was 52%

    o Further opportunities to bring Norwest's expense efficiency closer to Wells Fargo's average (not included in expense assumptions)

    o  Norwest's target:  efficiency ratio in mid-50's

       o  Expect to achieve without compromising focus on revenue growth



                     Complementary Expertise: Revenue Growth

 o  Norwest's average annual revenue growth of 16% over last 10 years

    o  Focused on cross-sell to grow revenue per customer

    o Substantial opportunities to bring Wells Fargo's cross-sell to Norwest's average (not included in revenue assumptions)

 o  Wells Fargo's revenue growth for 1998 and beyond projected 6% annually

    o  Exceeds Wall Street projections

                               Low Execution Risk


 o  Negotiated Merger of Equals

 o  Realistic Expense Savings Projections

 o  No revenue enhancements included in model

 o  Focus on "People As Our Competitive Advantage"
    o "Retain & Retrain"

 o  Deliberate Integration Plan: "Will Take the Time to Do It Right"

 o  Year-2000 Conversions on Schedule



                        People as a Competitive Advantage

 o  Maximize return on team member capital

    o  "Retain & Retrain" approach

    o  Maintain alignment between interests of shareholders and teammates

    o  Enhance ability to outperform the competition

    o Facilitate alternative job placement in combined businesses and locations

 o  Maximize return on shareholder capital

    o Synergies over three years -- build sustainable long term value, with appropriate considerations for Year-2000

    o  Retain talented teammates

                               Common Disciplines


 o  Consistent shareholder-value focus

 o  Strong credit culture

 o  Disciplined approach to acquisitions


                           Pro Forma Financial Review

                           Pro Forma Financial Results



          ($ in millions)              1999E          2000E          2001E
--------------------------------------------------------------------------------
Norwest Net Income to Common*         $1,748         $1,967         $2,210
Wells Fargo Net Income to
Common**                               1,632          1,913          2,130
                                    --------------------------------------------
Subtotal                              $3,380         $3,880         $4,340
After-Tax Synergies                      202            288            403
Earnings on Excess Capital***            176            215            369
                                    --------------------------------------------
Pro Forma GAAP Net Income             $3,758         $4,363         $5,112
Intangibles Amortization                 560            550            540
                                    --------------------------------------------
Pro Forma Cash Net Income             $4,318         $4,913         $5,652

*     Based on analyst estimates and long term growth rates.
**    Based on Wells Fargo Management Plan.
***   Reinvestment of excess capital at 4% after-tax.



                           Pro Forma Financial Results


                                               1999E         2000E        2001E
Pro Forma Norwest
-----------------
Cash EPS                                       $2.56         $2.91        $3.35
  % Accretion                                   7.6%          9.4%        12.8%
GAAP EPS                                       $2.23         $2.59        $3.03
  % Accretion                                     --          3.2%         7.4%

Note:  Estimates exclude one-time merger related costs.

                  Wells Fargo Management Sources of Difference

($ in millions)

                                              1999E      2000E      2001E
                                              -----      -----      -----
Net income (Analyst Estimates)               $1,418     $1,572     $1,725
Increased Revenue                                74        121        185
Lower Provision/Credit Losses                    50         60         60
First Interstate/Other Expense Saves             60        120        120
Year 2000 Expense Run-Off                        30         40         40
                                          -------------------------------
Net Income (Management Forecast)             $1,632     $1,913     $2,130
                                          -------------------------------

                                 Expense Savings



                              Amount
   Source of Savings          ($mm)                   Comments
-----------------------------------------------------------------------
Systems                        $200       o  Conversion to one system platform
Operations                     120        o  Consolidation of operations
Branch Consolidations          175        o  Based on states with market place
                                             overlap
General Administration         155        o  Elimination of duplicate overhead
                               ---           functions

Total Cost Saves              $650

*  Expenses excluding intangible amortization.

                          Expense Savings Projected in
                         Recent Major Bank Transactions
--------------------------------------------------------------------------------
($ in Millions)                    Cost Saves as
                                   a % of Smaller          Pre-Tax
                                    Non-Interest          Non-Interest
Merger Partners                     Expense Base         Expense Savings
---------------                    --------------        ---------------
Norwest/Wells Fargo                      15%                 $  650

Corestates/First Union                   46%                 $  723
First Interstate/Wells Fargo             37                     800
Chase/Chemical                           41                   1,800

BankAmerica/NationsBank                  27%                 $2,000
First Chicago NBD/Banc One               28                     930
First America/National City              31                     243
US Bancorp/First Banks                   30                     340
First Chicago/NBO Bancorp                10                     200
--------------------------------------------------------------------------------

                  Opportunities Not Included in Financial Model






o Increase Wells Fargo's current products per household to Norwest average
o Improve Norwest banking efficiency ratio to level of Wells Fargo
o Other cross-business integration revenue opportunities



                                  Merger Costs

         Employee Related Expenses                           $295
         Systems/Operations/Customers Conversions             350
         Branch Consolidations/Name Change/Signage            185
         Investment Bankers/Legal Fees/Travel/Other           120
                                                             ----
             Total, Pre-Tax                                  $950


($ in millions)

                               Financial Benefits


 o   First year accretion*
     o Immediate on cash basis
     o Break-even for GAAP
 o   $650 mm expense savings over three years
 o   Significant capital generation
 o   Improved productivity
 o   Strong balance sheet


*  Excluding non-recurring transition expenses



                                   Conclusion

 o   Merger of two great companies continuing to build shareholder value

 o   Highly complementary business mix and skills

 o   Good deal for both shareholder groups; immediate cash EPS accretion*

 o   Focus on building long term value

 o Conservative financial management and accounting will continue in the future

 o Will take advantage of what each is good at to identify best practices and use throughout the combined company


*  Before one-time transaction costs